Exhibit 10.1
AMENDMENT NO. 1
AMENDMENT NO. 1, dated as of April 22, 2020 (this “Amendment”), to the Third Amended and Restated Credit Agreement, dated as of May 17, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among FMC Corporation, a Delaware corporation (the “Company”), certain of the Company’s subsidiaries from time to time party thereto as borrowers (together with the Company, the “Borrowers”), Citibank, N.A., as Administrative Agent (as such term is defined in the Credit Agreement), and each lender and issuing bank from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”).
WHEREAS, the Company has requested certain changes to the Credit Agreement as described herein (the “Proposed Amendments”);
WHEREAS, Section 9.01 of the Credit Agreement provides that the Company and the Required Lenders may amend the Loan Documents;
WHEREAS, the Lenders party hereto have agreed to approve the Proposed Amendments; and
WHEREAS, in order to effect the foregoing, the Company and the other parties hereto desire to amend the Credit Agreement, subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
ARTICLE I
Amendment
SECTION 1.01. Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction specified in Section 1.04 of the Credit Agreement also apply to this Amendment.
SECTION 1.02. Amendment of Credit Agreement. Effective as of the First Amendment Effective Date (as defined below):
(a) Section 1.01 of the Credit Agreement is hereby amended to add the following new defined terms in their correct alphabetical order:
“First Amendment” means that certain Amendment No. 1, dated as of April 22, 2020, among the Borrowers, the Administrative Agent and the Lenders party thereto.
“First Amendment Effective Date” has the meaning assigned to such term in the First Amendment.
(b) Section 6.01(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

Exhibit 10.1
(a) Maximum Leverage Ratio. The U.S. Borrower shall maintain, on the last day of each Fiscal Quarter ending on or following the First Amendment Effective Date, a Leverage Ratio of not more than the applicable level set forth below adjacent to such Fiscal Quarter:

Fiscal Quarter	Maximum Leverage Ratio
June 30, 2020	4.25 to 1.00
September 30, 2020	4.25 to 1.00
December 31, 2020	4.25 to 1.00
March 31, 2021	4.00 to 1.00
June 30, 2021 and thereafter	3.50 to 1.00

(c) Section 6.04 of the Credit Agreement is hereby amended to add the following new clause (j):
(j) During the period commencing on the First Amendment Effective Date and ending on June 30, 2021, the U.S. Borrower shall not make or agree to make, directly or indirectly, any purchase, redemption, retirement or other acquisition of shares of its Stock or warrants or options to acquire any such shares, or incur any obligation (contingent or otherwise) to do so, at any time the Leverage Ratio exceeds 3.50 to 1.00 or an Event of Default has occurred and is continuing, in either case before or after giving effect to such event; provided, however that, so long as no Event of Default has occurred and is continuing before or after giving effect thereto, the U.S. Borrower may at any time purchase, redeem, retire or otherwise acquire for value its Stock (including any stock appreciation rights, warrants or options in respect thereof) (i) from current or former employees or directors in the ordinary course of business, (ii) with the proceeds received from the substantially concurrent issue of new shares of its Stock or other common equity interests and (iii) to the extent deemed to occur upon the exercise of options by current or former employees or directors to purchase Stock or other equity interests if such shares of Stock or other equity interests represent a portion of the exercise price of such options.
SECTION 1.03. Effectiveness. Section 1.02 of this Amendment shall become effective as of the first date (the “First Amendment Effective Date”) on which the following conditions have been satisfied:
(a)  The Administrative Agent (or its counsel) shall have received counterparts of this Amendment executed by (i) the Company and (ii) the Required Lenders.
(b)  The Administrative Agent shall have received, in immediately available funds, payment or reimbursement of all costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment, including (i) a nonrefundable consent fee, for the account of each Lender (including Citibank, N.A.) consenting to the Amendment (each, a “Consenting Lender”), in an amount equal to 0.15% of such Consenting Lender’s Commitment and (ii) the reasonable fees, charges and disbursements of counsel for the Administrative Agent.
The Administrative Agent shall notify the Company and the Lenders of the First Amendment Effective Date and such notice shall be conclusive and binding.
ARTICLE II
Miscellaneous

Exhibit 10.1
SECTION 2.01. Representations and Warranties. (a) To induce the other parties hereto to enter into this Amendment, the Company represents and warrants to each of the Lenders and the Administrative Agent that, as of the First Amendment Effective Date and after giving effect to the transactions and amendments to occur on the First Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by the Company and constitutes, and the Credit Agreement, as amended hereby on the First Amendment Effective Date, will constitute, legal, valid and binding obligations of the Borrowers, enforceable against each of the Borrowers in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and by general principles of equity and the implied covenant of good faith and fair dealing.
(b)  Each of the representations and warranties made by each party to each Loan Document in or pursuant to this Amendment or any other Loan Document, or contained in any certificate or financial statement (other than estimates and projections which are (x) identified as such and (y) contained in any financial statement) furnished at any time under or in connection with this Amendment or any other Loan Document shall be true and correct in all material respects (except any representations and warranties that are qualified by materiality, which shall be true and correct in all respects) on and as of the First Amendment Effective Date as if made on and as of such date (except to the extent that such representations and warranties relate to a particular date, in which case such representations and warranties shall be true and correct in all material respects on and as of such date), both before and after giving effect to the this Amendment.
(c)  After giving effect to this Amendment and the transactions contemplated hereby on the relevant date, no Default or Event of Default has occurred and is continuing on the First Amendment Effective Date.
SECTION 2.02. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Administrative Agent, the Lenders, any other Agent and any of their respective Affiliates under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.
(b)  On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 2.03. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The other provisions of Article IX of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

Exhibit 10.1
SECTION 2.04. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
SECTION 2.05. Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or PDF or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “executed,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided, further, that, without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart.
[SIGNATURE PAGES FOLLOW]

Exhibit 10.1
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.
The U.S. Borrower

FMC CORPORATION

By: /s/ Brian J. Blair
Name: Brian J. Blair
Title: Deputy Treasurer

The Euro Borrowers

FMC Finance B.V.

By: /s/ Brian J. Blair
Name: Brian J. Blair
Title: Director

FMC Chemicals Netherlands B.V.

By: /s/ Brian J. Blair
Name: Brian J. Blair
Title: Director

FMC Foret, S.A.

By: /s/ Andrew D. Sandifer
Name: Andrew D. Sandifer
Title: Director

Exhibit 10.1
CITIBANK, N.A.,
as Administrative Agent, Lender, Issuing Bank and Swing Loan Lender

By: /s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

Exhibit 10.1

BANK OF AMERICA, N.A.,
as a Syndication Agent, Lender, Issuing Bank and Swing Loan Lender

By: /s/ Mukesh Singh
Name: Mukesh Singh
Title: Director

Exhibit 10.1
BNP Paribas,
as a Lender

By: /s/ Michael Hoffman
Name: Michael Hoffman
Title: Director

By: /s/ Yudesh Sohan
Name: Yudesh Sohan
Title: Director

Exhibit 10.1
COBANK ACB,
as a Lender

By: /s/ Chuck Castles
Name: Chuck Castles
Title: Vice President

Exhibit 10.1
AgFirst Farm Credit Bank,
as a Voting Participant

By: /s/ Matt Jeffords
Name: Matt Jeffords
Title: Vice President

Exhibit 10.1
Farm Credit Bank of Texas,
as a Voting Participant

By: /s/ Isaac E. Bennett
Name: Isaac E. Bennett
Title: Vice President

Exhibit 10.1
JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Peter S. Predun
Name: Peter S. Predun
Title: Executive Director

Exhibit 10.1
SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By: /s/ Jun Ashley
Name: Jun Ashley
Title: Director

Exhibit 10.1
TD BANK, N.A.,
as a Lender

By: /s/ Craig Welch
Name: Craig Welch
Title: Senior Vice President

Exhibit 10.1
TRUIST BANK (formerly known as Branch Banking and Trust Company), as a Lender

By: /s/ Matthew J. Davis
Name: Matthew J. Davis
Title: Senior Vice President

Exhibit 10.1
SANTANDER BANK, N.A.,
as a Lender

By: /s/ Pablo Urgoiti
Name: Pablo Urgoiti
Title: Managing Director

By: /s/ Andres Barbosa
Name: Andres Barbosa
Title: Executive Director

Exhibit 10.1
Citizens Bank, N.A. (as successor by merger to Citizens Bank of Pennsylvania), as a Lender

By: /s/ William J. O’Meara
Name: William J. O’Meara
Title: Senior Vice President

Exhibit 10.1
KBC Bank, N.V., New York Branch,
as a Lender

By: /s/ Jana Sevcikova
Name: Jana Sevcikova
Title: Director, Corporate Banking

By: /s/ Francis Payne
Name: Francis Payne
Title: Managing Director

Exhibit 10.1
Mizuho Bank, Ltd.,
as a Lender

By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

Exhibit 10.1
PNC Bank National Association,
as a Lender

By: /s/ John T. Wilder
Name: John T. Wilder
Title: Senior Vice President

Exhibit 10.1
COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH,
as a Lender

By: /s/ Jeff Bliss
Name: Jeff Bliss
Title: Executive Director

By: /s/ Robert Graff
Name: Robert Graff
Title: Managing Director

Exhibit 10.1
U.S. Bank National Association,
as a Lender

By: /s/ Jeffrey D. Hernandez
Name: Jeffrey D. Hernandez
Title: Vice President

Exhibit 10.1
Wells Fargo Bank, National Association,
as a Lender

By: /s/ Nathan R. Rantala
Name: Nathan R. Rantala
Title: Managing Director